SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

STATE STREET CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 20, 2020
Meeting Information
STATE STREET CORPORATION Meeting Type: Annual Meeting
For holders as of: March 11, 2020
Date:    May 20, 2020                Time:    9:00 AM EDT
Location: Virtual annual meeting of shareholders conducted via live audio webcast at: www.virtualshareholdermeeting.com/STT2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/STT2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page).
You are receiving this communication because you hold shares in
STATE STREET CORPORATION the company named above. ONE LINCOLN STREET
BOSTON, MA 02111 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.
You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important Z76531 information contained in the proxy materials before voting.
- See the reverse side of this notice to obtain P35420 proxy materials and voting instructions.
E97441 —P35420-Z76531

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting    a copy. Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com    2) BY TELEPHONE: 1-800-579-1639    3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 6, 2020 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow
-
XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
During The Meeting:
- Go to www.virtualshareholdermeeting.com/STT2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
E97442-P35420-Z76531

Voting Items

The Board of Directors recommends a vote FOR each director nominee in Item 1 and FOR Items 2 and 3.

Item 1. To elect 11 directors.

Nominees for Director:

1a. P. de Saint-Aignan

1b. M. Chandoha

1c. L. Dugle

1d. A. Fawcett

1e. W. Freda

1f. S. Mathew

1g. W. Meaney

1h. R. O'Hanley

1i. S. O'Sullivan

1j. R. Sergel

1k. G. Summe

Item 2. To approve an advisory proposal on executive compensation.

Item 3. To ratify the selection of Ernst & Young LLP as State Street's independent registered public accounting firm for the year ending December 31, 2020.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

E97443-P35420-Z76531

E97444-P35420-Z76531

STATE STREET.
STATE STREET CORPORATION
ONE LINCOLN STREET
BOSTON, MA 02111

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting direction and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 18, 2020. Have your Trustee Direction Form in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to ***www.virtualshareholdermeeting.com/STT2020***

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting direction up until 11:59 p.m. Eastern Time on May 18, 2020. Have your Trustee Direction Form in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E97421-P35420-Z76531

KEEP THIS PORTION FOR YOUR RECORDS

THIS TRUSTEE DIRECTION FORM IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

STATE STREET CORPORATION

The Board of Directors recommends a vote FOR each director nominee in Item 1 and FOR Items 2 and 3.

Item 1. To elect 11 directors.

Nominees for Director:

	For	Against	Abstain
1a. P. de Saint-Aignan	☐	☐	☐
1b. M. Chandoha	☐	☐	☐
1c. L. Dugle	☐	☐	☐
1d. A. Fawcett	☐	☐	☐
1e. W. Freda	☐	☐	☐
1f. S. Mathew	☐	☐	☐
1g. W. Meaney	☐	☐	☐
1h. R. O'Hanley	☐	☐	☐
1i. S. O'Sullivan	☐	☐	☐
1j. R. Sergel	☐	☐	☐
1k. G. Summe	☐	☐	☐
Item 2. To approve an advisory proposal on executive compensation.	☐	☐	☐
Item 3. To ratify the selection of Ernst & Young LLP as State Street's independent registered public accounting firm for the year ending December 31, 2020.	☐	☐	☐

The Trustee is authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

NOTE: Participant - Please sign exactly as your name appears hereon.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Dear Salary Savings Program Participant:
The Annual Meeting of Shareholders of State Street Corporation will be held on May 20, 2020 at 9:00 a.m. Eastern Time. Accompanying this direction form are the 2019 Annual Report, Notice of 2020 Meeting of Shareholders and the Proxy Statement containing information about the proposals to be voted on by shareholders at the meeting.
A participant in the State Street Salary Savings Program, or SSP, with company stock in the SSP is considered a named fiduciary and may direct the trustee on how to vote that participant’s allocated share of State Street Corporation common stock held in the SSP. If the trustee does not timely receive direction from a participant as to how to vote the participant’s allocated shares, as set forth on the reverse side of this form, the trustee will vote the participant’s allocated shares on the same proportional basis as the shares that are directed by other participants. If a matter arises at the meeting, or such other time as affords no practical means for securing participant direction, the trustee will follow the direction of the Committee designated by the Plan Sponsor (or its designee), unless doing so would be a breach of the trustee’s fiduciary duty. Voting of allocated shares will occur as described above unless the trustee or SSP plan administrator (or its designee), as applicable, determines that doing so would result in a breach of its fiduciary duty.
You must direct the trustee in advance of the meeting so that the trustee, the registered owner of all the shares held in the SSP, can vote in a timely way. Please provide your direction on the Internet, by telephone or by mail by following the instructions on the reverse side of this direction form. The trustee must receive your direction no later than 11:59 p.m. Eastern Time on May 18, 2020 for your direction to be counted. Your direction will be held in confidence by the trustee. You may not provide this direction at the Annual Meeting. You may change your direction to the trustee by submitting a new direction. The last direction the trustee receives by 11:59 p.m. Eastern Time on May 18, 2020 will be the only one counted. If your direction by mail is received on the same day as one received electronically, the electronic direction will be followed.
Participants are strongly encouraged to direct the trustee how to vote their allocated share. If you have any questions, please call the GHR Service Center at +1-855-447-7007, or internally at ext. 77007, or e-mail to “GHRSERVICECTR@STATESTREET.COM.”
Thank you for voting.
State Street Bank and Trust Company, Trustee
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.
E97422-P35420-Z76531
STATE STREET CORPORATION
Annual Meeting of Shareholders—May 20, 2020
DIRECTION TO THE TRUSTEE
As a participant in the State Street Salary Savings Program, I hereby direct State Street Bank and Trust Company, as trustee, to vote at the Annual Meeting of Shareholders to be held on May 20, 2020 at 9:00 a.m. Eastern Time, or at any adjournment thereof, the allocated share of State Street Corporation common stock held in the Salary Savings Program that I am entitled under that Program to direct, as indicated on the reverse side of this form.
Each of the matters to come before the meeting is described in the notice of, and proxy statement for, the meeting, receipt of which is hereby acknowledged. If a matter arises at the meeting, or such other time which affords no practical means for securing participant direction, the trustee will follow the recommendation of the Committee designated by the Plan Sponsor (or its designee), unless the trustee determines that doing so would result in a breach of the trustee’s fiduciary duty. The Board of Directors recommends a vote FOR the election of the eleven director nominees and FOR Items 2 and 3. The shares represented by this form will be voted in accordance with the specifications made in this direction. To direct the trustee in accordance with the recommendations of the Board of Directors, just sign and date on the reverse side of this form; no boxes need to be checked. If no direction is given to the trustee with respect to the shares represented by this direction (by this direction form, the Internet or telephone), the trustee will vote the participant’s allocated share of State Street Corporation common stock held in the Salary Savings Program on the same proportional basis as the shares that are directed by other participants. Voting of allocated shares will occur as described above unless the trustee or Salary Savings Program plan administrator (or its designee), as applicable, determines that doing so would result in a breach of its fiduciary duty.
You do not have to use this form if you have used the Internet or telephone to direct the trustee, unless you want to change your direction. To use this form, please check the appropriate boxes (or, to follow the recommendations of the Board of Directors, you may leave the boxes unchecked), sign, date and return this form promptly using the enclosed postage-paid envelope.